Developing Precision Medicines for the Treatment of Cancer J.P. Morgan Healthcare Conference January 13-16, 2020 Exhibit 99.1

Forward-Looking Statements This presentation contains forward-looking statements. Such statements include, but are not limited to, statements regarding our research, preclinical and clinical development activities, plans and projected timelines for tipifarnib, KO-947 and KO-539, plans regarding regulatory filings, our expectations regarding the relative benefits of our product candidates versus competitive therapies, and our expectations regarding the therapeutic and commercial potential of our product candidates. The words “aim,” “target,” “next steps,” “would,” “opportunity,” “expected,” “believe,” “may,” “will,” “estimate,” “promise,” “plan”, “continue,” “anticipate,” “intend,” “expect,” “potential” and similar expressions (including the negative thereof), are intended to identify forward-looking statements. Because such statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. Risks that contribute to the uncertain nature of the forward-looking statements include: our preclinical studies and clinical trials may not be successful; the U.S. Food and Drug Administration (FDA) may not agree with our interpretation of the data from clinical trials of our product candidates; we may decide, or the FDA may require us, to conduct additional clinical trials or to modify our ongoing clinical trials; we may experience delays in the commencement, enrollment, completion or analysis of clinical testing for our product candidates, or significant issues regarding the adequacy of our clinical trial designs or the execution of our clinical trials may arise, which could result in increased costs and delays, or limit our ability to obtain regulatory approval; our product candidates may not receive regulatory approval or be successfully commercialized; unexpected adverse side effects or inadequate therapeutic efficacy of our product candidates could delay or prevent regulatory approval or commercialization; and we may not be able to obtain additional financing. Additional risks and uncertainties may emerge from time to time, and it is not possible for Kura’s management to predict all risk factors and uncertainties. All forward-looking statements contained in this presentation speak only as of the date on which they were made. Other risks and uncertainties affecting us are described more fully in our filings with the Securities and Exchange Commission. We undertake no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made.

Investment Highlights

Targeted Oncology	Advancing pipeline of targeted drug candidates for selected solid tumors and hematologic malignancies Utilizing precision medicine approach; Fast-to-market strategy
Proprietary Pipeline	**Tipifarnib**: Farnesyl transferase inhibitor • Clinical proof of concept achieved in HRAS mutant solid tumors and CXCL12-dependent hematology malignancies • 1st Phase 2 registration-directed trial ongoing; 2nd planned in 2020 • Significant lifecycle expansion opportunities in solid and liquid tumors **KO-947**: ERK inhibitor; Completing Phase 1 dose-escalation trial **KO-539**: Inhibitor of menin-MLL interaction; First patient dosed in September 2019
Near-Term Milestones	Multiple anticipated development milestones across the pipeline in 2020
Financials	Approximately $250 million in cash as of September 30, 2019*

* Includes cash, cash equivalents and short-term investments

KURA ONCOLOGY 3

Proven oncology drug discovery, development and commercialization expertise Kura Leadership Team and Board of Directors Leadership Team Troy Wilson, Ph.D., J.D. President and Chief Executive Officer Antonio Gualberto, M.D., Ph.D. Head of Development and Chief Medical Officer Marc Grasso, M.D. Chief Financial Officer and Chief Business Officer Kathleen Ford Chief Operating Officer James Basta, J.D. Chief Legal Officer Kirsten Flowers Chief Commercial Officer Board of Directors Faheem Hasnain Robert Hoffman Thomas Malley Diane Parks Steven Stein, M.D. Mary Szela Troy Wilson, Ph.D., J.D.

Product Candidate Pipeline

Program		Preclinical / Phase 1 / Phase 2 / Pivotal
Tipifarnib Farnesyl Transferase Inhibitor	HRAS Mutant Indications	Head and Neck Squamous Carcinoma
		Urothelial Carcinoma*
		Lung Squamous Cell Carcinoma*
		Other Squamous Cell Carcinomas
	CXCL12 Pathway Indications	Angioimmunoblastic T-Cell Lymphoma
		CXCL12+ Peripheral T-Cell Lymphoma
		Chronic Myelomonocytic / Acute Myeloid Leukemias
		Pancreatic Cancer
KO-947 ERK Inhibitor		Solid Tumors
KO-539 Menin-MLL Inhibitor		AML

Proof of concept achieved

* Investigator-sponsored trials

KURA ONCOLOGY 5

01 Tipifarnib (Farnesyl Transferase Inhibitor) 02 03 KO-539 (Menin-MLL Inhibitor) KO-947 (ERK Inhibitor)

Farnesyl Transferase Inhibitors (FTIs): A Leadership Opportunity in Targeted Oncology Lifecycle expansion opportunities with validated biomarkers in multiple solid and liquid tumors Kura is building an exclusive position for the research, development and commercialization of tipifarnib and FTIs Accelerated approval paths with single-arm, ORR-driven studies in relapsed/refractory solid and liquid tumors Issued and pending patents provide exclusivity for FTIs in major markets

Potent, selective inhibitor of farnesyl transferase1 Well characterized with > 5,000 patients treated Durable responses previously reported in selected study patients, but appropriate genetic biomarkers were not identified at that time Kura scientists discovered proprietary biomarkers (HRAS and CXCL12 pathway); validated in five Phase 2 proof-of-concept studies Manageable safety profile observed as monotherapy (< 25% treatment discontinuation) Tipifarnib adverse events2: Myelosuppression (neutropenia 25%, anemia 31%, thrombocytopenia 19%) Non-heme > 25%: fatigue (41%) and GI unspecific (nausea 47%, anorexia 33%, diarrhea 32%, vomiting 32%) Tipifarnib: A First-in-Class Farnesyl Transferase Inhibitor for the Treatment of Cancer 1 End et al. 2001. Cancer Res. 61:131‑37 2 Adverse events reported from 472 solid tumor patients Kura has unlocked the potential of tipifarnib and FTIs as targeted therapeutics in oncology

FTIs Inhibit Two Distinct Critical Pathways and Drive Activity in Biomarker-Defined Tumors

HRAS Mutant Solid Tumors


Tipifarnib
FTase
HRAS
HRAS
(mutant)
HRAS
(wild-type)

- HRAS mediates signal transduction and growth and proliferation of tumor cells
- HRAS mutations drive resistance to SOC therapies; poor prognosis
- Tipifarnib inhibits farnesylation and signaling activity of the HRAS oncoprotein

CXCL12-Dependent Tumors


CXCL12
CXCL12
RAS
MEK1/2
Erk1/2
PI3K
Akt

- CXCL12 and its receptors (CXCR4, CXCR7) link cancer cells to the tumor microenvironment
- CXCL12 pathway activation drives cancer phenotype; poor prognosis
- Tipifarnib inhibits farnesylation of key regulatory proteins involved in CXCL12 production

KURA ONCOLOGY 9

Registration Strategy in HRAS Mutant HNSCC: Potential for Accelerated Approval

RUN-HN: HRAS Mutant Head & Neck Squamous Cell Carcinomas[1]



Time on Treatment
ORR: 56%
Median PFS: 6.1 months
0
5
10
15
20
25
30
35
Treatment Cycles (28 Days)
PR
SD
Not yet efficacy evaluable
Not efficacy evaluable
unconfirmed PR (uPR)
600 mg starting dose

- HNSCC represents a significant unmet need as standard of care (SOC) provides limited clinical benefit in ORR (~13-16%) and PFS (~2 months) in 2nd line patients
- HRAS mutations are a negative prognostic factor and primary mechanism of resistance to SOC
- In RUN-HN study, tipifarnib compared favorably to patients' prior line of therapy
  - ORR (56% vs. 0%)
  - Median PFS (6.1 vs. 2.8 months)

AIM-HN: Registration-Directed Trial of Tipifarnib in HRAS Mutant HNSCC

- At least 59 evaluable recurrent or metastatic patients after platinum therapy
- Trial initiated in November 2018; Full enrollment planned by Q1 2021
- Intended to support an NDA seeking accelerated approval[2]

[1] Ho et al. AACR-NCI-EORTC #384 (preliminary data as of 10/17/19)
[2] Feedback from end-of-Phase 2 meeting with FDA

10

Dr. Se Hoon Park, Samsung Medical Center (unpublished data) Proof-of-Concept in Urothelial Carcinoma Demonstrates Potential for Label Expansion HRAS Mutant Urothelial Carcinoma Potential for Label Expansion in HRAS Mutant Tumors HNSCC Earlier lines of therapy: 1st line combination with SOC I/O and adjuvant setting Broaden patient pool in low HRAS mutant variant allele frequency in combination Urothelial carcinoma Lung squamous cell carcinoma Other SCCs Penile Vulvar Cutaneous ORR: 33% Median PFS: 5.1 months

FTIs Inhibit Two Distinct Critical Pathways and Drive Activity in Biomarker-Defined Tumors

HRAS Mutant Solid Tumors


Tipifarnib
FTase
HRAS
HRAS
(mutant)
HRAS
(wild-type)

- HRAS mediates signal transduction and growth and proliferation of tumor cells
- HRAS mutations drive resistance to SOC therapies; poor prognosis
- Tipifarnib inhibits farnesylation and signaling activity of the HRAS oncoprotein

CXCL12-Dependent Tumors


CXCL12
CXCL12
RAS
MEK1/2
Erk1/2
PI3K
Akt
NF-κB
MMP-9

- CXCL12 and its receptors (CXCR4, CXCR7) link cancer cells to the tumor microenvironment
- CXCL12 pathway activation drives cancer phenotype; poor prognosis
- Tipifarnib inhibits farnesylation of key regulatory proteins involved in CXCL12 production

KURA ONCOLOGY 12

Registration Strategy in AITL: Single-Arm ORR Trial Provides Potential for Accelerated Approval

Phase 2 Study in Angioimmunoblastic T-Cell Lymphomas



ORR (PPS): 50%
Median DOR: 6.6 months
% Maximum Change in SPD
100
80
60
40
20
0
-20
-40
-60
-80
-100
-120
CR
PR
SD
PD

- AITL represents a significant unmet need as SOC provides limited clinical benefit (~25% ORR; 2-3 months PFS)
- CXCL12 is a negative prognostic factor for PTCL/AITL
- AITL is characterized by high CXCL12 expression; histology serves as surrogate for CDx
- Identified AITL molecular subset with improved overall response rate (70%); KIR3DL2 mutation increases dependency on CXCL12

Registration-Directed Trial of Tipifarnib in AITL and AITL-like histologies

- At least 128 patients R/R to at least one prior systemic cytotoxic therapy
- Two independent primary objectives: 1) ORR in AITL and 2) ORR in AITL molecular subset (determined retrospectively)
- Plan to initiate in 2H 2020, intended to support NDA seeking accelerated approval*

Witzig *et al.* ASH 2019 #468 (preliminary data as of 11/11/19)

13

Gualberto et al. AACR 2019 #CT191 Proof-of-Concept in AITL/CXCL12-High PTCL Demonstrates Potential for Label Expansion Diffuse Large B-Cell Lymphoma Phase 2 PTCL study shows potential to utilize CXCL12 to enrich for clinical activity Retrospective analyses demonstrate association between CXCL12 pathway activation and clinical activity in DLBCL, CTCL and AML Potential indications of interest: Post ASCT AITL/TFH; CXCL12-dependent PTCL; 1L AITL/TFH, combination with SOC; 2L, 3L DLBCL; Acute leukemias Acute Myeloid Leukemia

Potential for Label Expansion in CXCL12-Dependent Solid Tumors: Pancreatic Cancer

Rationale

- High CXCL12 expression is associated with reduced overall survival in patients with pancreatic cancer[1]
- CXCL12 expression and KRAS mutant allele frequency (MAF) are mutually exclusive: ~30% of PDCA carry <5% KRAS MAF and express high levels of CXCL12[2]
- Tipifarnib downregulates CXCL12 secretion from pancreatic stellate cells and inhibits the growth of high CXCL12, low KRAS mutant PDCA xenografts[3]
- OS benefit (10.2 vs. 5.9 months, HR=0.52, p<0.0001) observed with tipifarnib treatment in patients with CXCL12-expressing PDCA tumors (identified by clinical characteristics) in retrospective analyses[2]

Next Steps

- Anticipate initiating a Phase 2 POC study in 2H 2020


(31% pts)
mRNA expression (RNA Seq V2 RSEM)
9000
8000
7000
6000
5000
4000
3000
2000
1000
0
KRAS mutation allele frequency
< 5%
5 - <10%
10 - <20%
20 - <30%
>30%
CXCL12


PA2409 KRAS WT CXCL12high
Vehicle
Tipifarnib
Tumor volume (mm³)
2000
1000
0
0
10
20
30

[1] Samarendra, *et al.* *Br J Cancer.* 2017;117:124–15
[2] Gualberto *et al.* *JCO* 2019. 37, suppl: 275 (gene expression data from TCGA)
[3] Kura Oncology, data on file

15

Indication Patients* Angioimmunoblastic T-cell lymphoma (AITL) & AITL-like histologies*** 1,300+ Acute myeloid leukemia (AML) 6,400+ Diffuse large B-cell lymphoma (DLBCL) 9,000+ Pancreatic 17,000+ Indication Patients* Head & neck squamous cell carcinomas (HNSCC)** 2,900+ Urothelial carcinomas 4,600+ Lung squamous cell carcinomas Other squamous cell carcinomas Tipifarnib: Broad Potential Market Expansion Opportunity *Estimates of the biomarker-positive subsets across all lines of therapy **HNSCC population with HRAS variant allele frequency ≥ 20% (TCGA) ***Does not include additional opportunities in peripheral T-cell lymphoma (PTCL) or cutaneous T-cell lymphoma (CTCL) HRAS Mutant Solid Tumors Populations Based on Annual U.S. Incidence CXCL12 Pathway Indications Populations Based on Annual U.S. Incidence Indication Expansion Treatment Setting Treatment Setting Indication Expansion

Tipifarnib / FTI Patent Exclusivity Patents cover combinations of tipifarnib with other agents (e.g., I/O) Additional patents possible with specific agents, doses, schedules, etc. Multiple issued U.S. patents covering biomarker-guided indications (e.g., HRAS mutant HNSCC, CXCL12-expressing PTCL) and provide patent exclusivity to 2036 and beyond Include claims to biomarker, dose, schedule and tumor Additional patent applications pending in the U.S. and foreign countries for tipifarnib in other biomarkers and disease indications U.S. patents cover use of “any farnesyl transferase inhibitor” Proprietary Biomarkers and Methods Combinations Researching FTIs with superior properties to tipifarnib Expect composition of matter IP on new discoveries Novel FTI Program Broadest claims cover any FTI, providing Kura an opportunity to have an exclusive leadership position for FTIs in oncology Layered patent strategy provides patent exclusivity to 2036 and beyond in major markets

KO-539 (Menin-MLL Inhibitor) 03 01 Tipifarnib (Farnesyl Transferase Inhibitor) 02 KO-947 (ERK Inhibitor)

KO-947: Potent Inhibitor of ERK1/2

- Potent, selective small molecule inhibitor of ERK1/2
- Demonstrates prolonged pathway modulation in preclinical tumor models
- Multiple tumors, including molecularly-defined squamous cell carcinomas and adenocarcinomas, identified as sensitive to KO-947 as monotherapy in preclinical models
- Mechanism-based and SOC combinations under evaluation
- Favorable pharmacology enables intermittent dosing schedules
- Potential biomarkers, including 11q13 amplifications in SCCs, have been identified for patient enrichment
- Phase 1 dose-escalation trial ongoing



KO-947
RAS
ERK
RAF
MEK
Nucleus

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Burrows et al. AACR 2017 #5168/11 KO-947 Demonstrates Robust Single-Agent Activity in Preclinical Studies Broad profiling in ~ 200 patient-derived xenograft (PDX) models Consistent and compelling activity in diverse indications on intermittent schedules Robust activity in preclinical models of HNSCCs and ESCCs with 11q13 amplifications Leverages existing HNSCC clinical and diagnostic infrastructure for tipifarnib

First-in-human study in patients with advanced solid tumors Currently evaluating two dosing regimens, including once-weekly dosing and a more frequent intermittent schedule Dose-escalation objectives: Determine recommended Phase 2 dose (RP2D) and/or maximum tolerated dose (MTD) Investigate safety and tolerability Characterize pharmacokinetics Assess early evidence of anti-tumor activity Anticipate reaching RP2D and/or MTD with potential to enrich in patients with 11q13-amplified SCC in first half of 2020 KO-947: Phase 1 Clinical Trial

01 Tipifarnib (Farnesyl Transferase Inhibitor) 03 KO-539 (Menin-MLL Inhibitor) KO-947 (ERK Inhibitor) 02

KO-539: Potent Inhibitor of Menin-MLL Interaction

- Potent, selective small molecule inhibitor of the menin-MLL protein-protein interaction
- Robust antitumor activity observed in mixed lineage leukemias rearranged (MLL-r) as well as disseminated NPM1 mutant and DNMT3A mutant AML PDX models
- Preliminary preclinical data suggests anti-leukemic activity by induction of myeloid differentiation in AML blasts
- NPM1, MLL-r and MLL-PTD mutations occur in ~40% of AML patients[1]
- Granted Orphan Drug Designation for the treatment of AML in July 2019
- Phase 1 dose-escalation trial ongoing


EAP
AF4
AF5
LAF4
pTEFb
RNA Pol II
CTD kinase
MLL
ENL
AF9
DOT1L
RNA
Pol II
LEDGF
Menin
KO-539
H4
H3
H3K79
methylation

The menin-MLL complex appears to be a central node in epigenetic dysregulation driven by several distinct oncogenic driver mutations important in diverse leukemias and myeloproliferative disorders

[1] N Engl J Med. 2012 Mar 22;366(12):1079-89 | Haematologica. 2007 Jun;92(6):744-52 | Anticancer Res. 2005 May-Jun;25(3B):1931-44

KURA ONCOLOGY 23

KO-539 Produces Lasting Complete Remissions in a NPM1 / DNMT3A / IDH2 / FLT3-Mutant AML Model

AM7577

Overall Survival



Vehicle
KO-539 100mg/kg QD
KO-539 150mg/kg QD
Quizartinib 3mg/kg QD
Percent survival
100
80
60
40
20
0
0 7 14 21 28 35 42 49 56 63 70 77 84
Days of therapy

CD45+ Human AML Blasts



Percent Circulating WBC
40
30
20
10
0
0 7 14 21 28 35 42 49 56 63 70 84
Days of therapy

- 100% (10/10) of animals treated with single-agent KO-539 cleared their leukemia and became long-term survivors
- Tumor growth inhibition was durable – no leukemia was detectable in blood or bone marrow two months after cessation of dosing
- KO-539 was well tolerated at tested dose levels
- Comparator compound was initially active, but all animals eventually relapsed

Tolerability



Body Weight (g)
30
25
20
15
10
0
50
100
Days of therapy

Burrows *et al.* AACR-NCI-EORTC 2017 LB-A27

KURA ONCOLOGY

24

First-in-human study in patients with relapsed/refractory AML First patient dosed in September 2019 Administered as a once daily oral dose in 28-continuous-day cycles Dose escalation objectives: Determine recommended Phase 2 dose and/or MTD Investigate safety and tolerability Characterize pharmacokinetics Assess early evidence of antitumor activity Anticipate reaching RP2D with potential to enrich in NPM1-mutant AML and MLL-rearranged genetically defined subgroups this year KO-539: Phase 1 Clinical Trial

Forecasted Milestones & Financial Highlights

Program		Milestone	Status
Tipifarnib Farnesyl Transferase Inhibitor	HRAS Mutant Indications	Data from Phase 2 trial in urothelial carcinoma	2020
		Potential for full enrollment in AIM-HN	Q1 2021
	CXCL12 Pathway Indications	Data from Phase 2 trial in CMML	1H 2020
		Initiation of registration-directed trial in AITL	2H 2020
		Initiation of proof-of-concept study in pancreatic cancer	2H 2020
KO-947 ERK Inhibitor		RP2D and/or MTD in Phase 1 trial with enrichment in 11q13-amplified SCC	1H 2020
KO-539 Menin-MLL Inhibitor		RP2D in Phase 1 trial with enrichment in genetically defined subgroups	2020

Financial Highlights	Nasdaq: KURA
	Shares outstanding: 45.3M basic, 4.1M options*
	Cash, cash equivalents and short-term investments: $250.1M*

* As of September 30, 2019

KURA ONCOLOGY 26

Developing Precision Medicines for the Treatment of Cancer